                                                         Item 24.b. Exhibit (16)

                              SECURITY INCOME FUND
                                    (CLASS A)


U.S. GOVERNMENT SERIES Yield Calculation As Of December 31, 1995 = 5.68%
                                                                   ----

  [  [  (58,976.38 - 481.56 - 8772.18)    ]6 ]
2 [  [  ------------------------------ +1 ]  ]-1
  [  [      (2,034,916.518)(5.22)         ]  ]


  [ ( (    49,722.64   )   )6 ]
2 [ ( ( -------------- )+1 )  ]-1
  [ ( ( 10,622,264.223 )   )  ]


2 [ ( ( .004680983 + 1 )6 )-1 ]

2 [ (1.02841663)-1 ]

2 (.02841663)

            = .056833259 December 31, 1995, Govt. A
              ----------

CORPORATE BOND SERIES Yield Calculation As Of December 31, 1995 = 5.26%
                                                                  ----

  [  [  (501,509.11 - 76,743.08)    ]6 ]
2 [  [  ------------------------ +1 ]  ]-1
  [  [   (12,614,629.269)(7.76)     ]  ]


  [ ( (   424,766.03   )   )6 ]
2 [ ( ( -------------- )+1 )  ]-1
  [ ( ( 97,889,523.127 )   )  ]


2 [ ( ( 1.004339239 + 1 )6 )-1 ]

2 ( 1.026319508 - 1 )

2 (.026319508)

            = .052639016 December 31, 1995, Corp. A
              ----------

                                                         Item 24.b. Exhibit (16)

                              SECURITY INCOME FUND
                                    (CLASS A)


LIMITED MATURITY BOND SERIES Yield Calculation As Of December 31, 1995 = 4.86%
                                                                         ----

  [  [  (17,214.58 - 3,498.39)    ]6 ]
2 [  [  ---------------------- +1 ]  ]-1
  [  [   (305,735.305)(11.19)     ]  ]


  [ ( (   13,716.19   )    )6 ]
2 [ ( ( ------------- ) +1 )  ]-1
  [ ( ( 3,421,178.063 )    )  ]


2 [ ( ( .004009201 + 1 )6 )-1 ]

2 (1.02429760)-1 ]

2 (.02429760)

            = .048595201 December 31, 1995, Limited Maturity Bond Series A
              ----------

HIGH YIELD SERIES Yield Calculation As Of December 31, 1996 = 7.10%


 [[ (20,576.57-3,793.26)   ]6]
2[[ -------------------- +1] ] -1
 [[ (179,028.278)(16.08)   ] ]


 [(( 16,783.31 )  )6]
2[(( --------- )+1) ]-1
 [(( 2,878,775 )  ) ]


2[((.00583002+1)6)-1]


2[(1.035494)-1]


2(.035494)

            =    .070988 December 31, 1996, High Yield A

                                                         Item 24.b. Exhibit (16)

                              SECURITY INCOME FUND
                                    (CLASS B)


U.S. GOVERNMENT SERIES Yield Calculation As Of December 31, 1995 = 5.25%
                                                                   ----

  [  [  (3,297.39 - 27.70 - 822.03)    ]6 ]
2 [  [  --------------------------- +1 ]  ]-1
  [  [      (113,801.293)(4.97)        ]  ]


  [ ( (  2,447.66  )    )6 ]
2 [ ( ( ---------- ) +1 )  ]-1
  [ ( ( 565,592.43 )    )  ]


2 [ ( ( .004327608 + 1 )6 )-1 ]

2 [ (1.026248195)-1 ]

2 (.026248195)

            = .052496389 December 31, 1995, Govt. B
              ----------

CORPORATE BOND SERIES Yield Calculation As Of December 31, 1995 = 4.73%
                                                                  ----

  [  [  (28,716.73 - 7,763.61)    ]6 ]
2 [  [  ---------------------- +1 ]  ]-1
  [  [   (722,573.818)(7.43)      ]  ]


  [ ( (   20,953.12   )   )6 ]
2 [ ( ( ------------- )+1 )  ]-1
  [ ( ( 5,368,723.468 )   )  ]


2 [ ( ( .003902812 + 1 )6 )-1 ]

2 ( 1.023646542 - 1 )

2 (.023646542)

            = .047293083 December 31, 1995, Corp. B
              ----------

                                                         Item 24.b. Exhibit (16)

                              SECURITY INCOME FUND
                                    (CLASS B)

LIMITED MATURITY BOND SERIES Yield Calculation As Of December 31, 1995 = 4.43%
                                                                         ----

  [  [  (3,942.22 - 1,198.72)    ]6 ]
2 [  [  --------------------- +1 ]  ]-1
  [  [   (70,297.478)(10.67)     ]  ]


  [ ( (  2,743.50  )   )6 ]
2 [ ( ( ---------- )+1 )  ]-1
  [ ( ( 750,074.09 )   )  ]


2 [ ( ( .003657633 + 1 )6 )-1 ]

2 [ (1.022147454)-1 ]

2 (.022147454)

            = .044294908 December 31, 1995, Limited Maturity B
              ----------

HIGH YIELD SERIES Yield Calculation As Of December 31, 1996 = 6.68%


 [[ (20,132.43-5,187.94)   ]6]
2[[ -------------------- +1] ]-1
 [[ (177,692.63)(15.32)    ] ]


 [(( 14,944.49 )   )6]
2[(( --------- ) +1) ]-1
 [(( 2,722,251 )   ) ]


2[((.00548975+1)6)-1]


2[(1.033394)-1]


2(.033394)

            =    .066788 December 31, 1996, High Yield B

                                                         Item 24.b. Exhibit (16)

                              SECURITY INCOME FUND


As Of December 31, 1995

Average Annual Total Return Of CORPORATE BOND SERIES (CLASS A)

1.  Average Total Return For 1 Year = +12.67%
                                      ------

                  1000            (1+T) 1                 =        1126.65
                                  (1+T) 1                 =        1.12665
                                   1+T                    =        1.12665
                                     T                    =         .1267

2.  Average Total Return For 5 Years = +8.26%
                                       -----

                  1000            (1+T) 5                 =        1486.90
                                  (1+T) 5                 =        1.48690
                                 ((1+T) 5)1/5             =       (1.4869)1/5
                                   1+T                    =        1.0826
                                     T                    =         .0826

3.  Average Total Return For 10 Years = +7.91%
                                        -----

                  1000            (1+T) 10                =        2140.74
                                  (1+T) 10                =        2.14074
                                 ((1+T) 10)1/10           =       (2.14074)1/10
                                   1+T                    =        1.0791
                                     T                    =         .0791

                                                         Item 24.b. Exhibit (16)

                              SECURITY INCOME FUND


As Of December 31, 1995

Average Annual Total Return Of U.S. GOVERNMENT SERIES (CLASS A)

1.  Average Total Return For 1 Year = +15.99%
                                      ------

                  1000            (1+T) 1                 =       1,159.90
                                  (1+T) 1                 =         1.1599
                                     T                    =          .1599

2.  Average Total Return For 5 Years = +7.67%
                                       -----

                  1000            (1+T) 5                 =       1,447.16
                                  (1+T) 5                 =        1.44716
                                 ((1+T) 5)1/5             =       (1.44716)1/5
                                   1+T                    =        1.0767
                                     T                    =         .0767

3.  Average Total Return For 10 Years = +7.87%
                                        -----

                  1000            (1+T) 10                =       2,133.35
                                  (1+T) 10                =       (2.13335)
                                 ((1+T) 10)1/10           =       (2.13335)1/10
                                   1+T                    =        1.0787
                                     T                    =         .0787

                                                         Item 24.b. Exhibit (16)

                              SECURITY INCOME FUND


As Of December 31, 1995

Average Annual Total Return Of LIMITED MATURITY BOND SERIES (CLASS A)

1.  Average Total Return Since Inception (January 17, 1995) = +8.00%
                                                              -----

                  1000            (1+T) .956              =        1076.35
                                  (1+T) .956              =       1.076349
                                 ((1+T) .956)1/.956       =       1.079998
                                  (1+T)                   =       1.079998
                                     T                    =        .08

                                                         Item 24.b. Exhibit (16)

                              SECURITY INCOME FUND


As Of December 31, 1995

Average Annual Total Return Of GLOBAL AGGRESSIVE BOND SERIES (CLASS A)

1.  Average Total Return Since Inception (June 1, 1995) = +3.79%
                                                          -----

                  1000            (1+T) .5863             =       1,022.05
                                  (1+T) .5863             =        1.02205
                                 ((1+T) .5863)1/.5863     =        1.0379
                                  (1+T)                   =        1.0379
                                     T                    =         .0379

                                                         Item 24.b. Exhibit (16)

                              SECURITY INCOME FUND


As Of December 31, 1996

Average Annual Total Return Of HIGH YIELD SERIES (CLASS A)

1.  Average Annual Total Return Since Inception (August 5, 1996) = +.23%

               1000         (1+T) .408                   =        1,000.95
                            (1+T) .408                   =        1.00095
                           ((1+T) .408)1/.408            =       (1.00095)1/.408
                            (1+T)                        =        1.0023
                               T                         =         .0023

                                                         Item 24.b. Exhibit (16)

                           AVERAGE ANNUAL TOTAL RETURN
                        INCOME FUND-CORPORATE BOND SERIES


B SHARES

Total Return from January 1, 1995, to December 31, 1995. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000 / 6.71 = 149.031 shares.

Ending value of initial investment at December 31, 1995, NAV price = 149.031 shares x 7.43 = $1,107.30.

Ending value of shares  received  from  reinvestment  of all  dividends at NAV =
8.784 shares x 7.43 = $65.27.

Contingent deferred sales charge = 1,000 x .05 = $50.00.

Total ending redeemable value:            1,107.30
                                             65.27
                                         -  (50.00)
                                          --------
                                          1,122.57

Total Return:                   1,122.57 - 1,000 = 122.57
                                122.57 / 1,000 = 12.26%

                 -----------------------------------------------

Calendar 1995                   % change
                                = value at end of year..........   1,122.57
                                less value at beginning.........   1,000.00
                                                                   --------
                                                                     122.57

Change                          122.57
                                ------
Beginning Value                 1,000     =  12.26%

                                                         Item 24.b. Exhibit (16)

                           AVERAGE ANNUAL TOTAL RETURN
                       INCOME FUND-U.S. GOVERNMENT SERIES


B SHARES

Total Return from January 1, 1995, to December 31, 1995. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000 / 4.35 = 229.885 shares.

Ending value of initial investment at December 31, 1995, NAV price = 229.885 shares x 4.97 = $1,142.52.

Ending value of shares  received  from  reinvestment  of all  dividends at NAV =
13.46 shares x 4.97 = $66.90.

Contingent deferred sales charge = 1,000 x .05 = $50.00.

Total ending redeemable value:            1,142.52
                                             66.90
                                         -  (50.00)
                                          --------
                                          1,159.42

Total Return:                   1,159.42 - 1,000 = 159.42
                                159.42 / 1,000 = 15.94%

                 -----------------------------------------------


Calendar 1995                   % change
                                = value at end of year..........   1,159.42
                                less value at beginning.........   1,000.00
                                                                   --------
                                                                     159.42

Change                          159.42
                                ------
Beginning Value                 1,000     =  15.94%

                                                         Item 24.b. Exhibit (16)

                           AVERAGE ANNUAL TOTAL RETURN
                    INCOME FUND-LIMITED MATURITY BOND SERIES


B SHARES

Total Return from January 17, 1995, to December 31, 1995. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000 / 10.00 = 100.000 shares.

Ending value of initial investment at December 31, 1995, NAV price = 100.000 shares x 10.67 = $1,067.00.

Ending value of shares  received  from  reinvestment  of all  dividends at NAV =
5.126 shares x 10.67 = $54.69.

Contingent deferred sales charge = 1,000 x .05 = $50.00.

Total ending redeemable value:            1,067.00
                                             54.69
                                         -  (50.00)
                                          --------
                                          1,071.69

Total Return:                   1,071.69 - 1,000 = 71.69
                                71.69 / 1,000 = 7.17%

                 -----------------------------------------------


Calendar 1995                   % change
                                = value at end of year..........   1,071.69
                                less value at beginning.........   1,000.00
                                                                   --------
                                                                      71.69

Change                          71.69
                                -----
Beginning Value                 1,000     =  7.17%

                                                         Item 24.b. Exhibit (16)

                           AVERAGE ANNUAL TOTAL RETURN
                    INCOME FUND-GLOBAL AGGRESSIVE BOND SERIES


B SHARES

Total Return from June 1, 1995, to December 31, 1995. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000 / 10.00 = 100.000 shares.

Ending value of initial investment at December 31, 1995, NAV price = 100.000 shares x 10.17 = $1,017.00.

Ending value of shares  received  from  reinvestment  of all  dividends at NAV =
5.082 shares x 10.17 = $51.69.

Contingent deferred sales charge = 1,000 x .05 = $50.00.

Total ending redeemable value:            1,017.00
                                             51.69
                                         -  (50.00)
                                          --------
                                          1,018.69

Total Return:                   1,018.69 - 1,000 = 18.69
                                18.69 / 1,000 = 1.87%

                 -----------------------------------------------


Calendar 1995                   % change
                                = value at end of year..........   1,018.69
                                less value at beginning.........   1,000.00
                                                                   --------
                                                                      18.69

Change                          18.69
                                -----
Beginning Value                 1,000     =  1.87%

                                                         Item 24.b. Exhibit (16)

                           AVERAGE ANNUAL TOTAL RETURN
                          INCOME FUND-HIGH YIELD SERIES


B SHARES

Average Annual Total Return Of HIGH YIELD SERIES (CLASS B)

1.  Average Annual Total Return Since Inception (August 5, 1996) = -.24%

               1000         (1+T) .408              =              999.03
                            (1+T) .408              =             .99903
                           ((1+T) .408)1/.408       =            (.99903)1/.408
                            (1+T)                   =             .9976
                               T                    =            -.0024

                                                         Item 24.b. Exhibit (16)

                             AGGREGATE TOTAL RETURN


CORPORATE BOND SERIES - CLASS A
For the period of 12/31/85 to 12/31/95 (with deduction of sales charge)

     Initial Investment                  =                            $1,000.00
     Ending Value Of Investment          =                             2,140.75
                                                                       --------
     Net Increase In Value               =                            $1,140.75

Total Return -      net increase         =      1,140.75 = 114.1%
                 ------------------             --------
                 initial investment      =      1,000.00

U.S. GOVERNMENT SERIES CLASS A
For the period of 12/31/85 to 12/31/95 (with deduction of sales charge)

     Initial Investment                  =                            $1,000.00
     Ending Value Of Investment          =                             2,136.60
                                                                       --------
     Net Increase In Value               =                            $1,136.60

Total Return -      net increase         =      1,136.60 = 113.7%
                 ------------------             --------
                 initial investment      =      1,000.00


LIMITED MATURITY BOND SERIES CLASS A
For the period of 1/17/95 to 12/31/95 (with deduction of sales charge)

     Initial Investment                  =                            $1,000.00
     Ending Value Of Investment          =                             1,076.32
                                                                       --------
     Net Increase In Value               =                            $   76.32

Total Return -      net increase         =       76.32   =   7.6%
                 ------------------             --------
                 initial investment      =      1,000.00


GLOBAL AGGRESSIVE BOND SERIES CLASS A
For the period of 6/01/95 to 12/31/95 (with deduction of sales charge)

     Initial Investment                  =                            $1,000.00
     Ending Value Of Investment          =                             1,022.03
                                                                       --------
     Net Increase In Value               =                            $   22.03

Total Return -      net increase         =        22.03  =   2.2%
                 ------------------             --------
                 initial investment      =      1,000.00

                                                         Item 24.b. Exhibit (16)

                             AGGREGATE TOTAL RETURN


HIGH YIELD SERIES CLASS A

For the period of 5/05/96 to 12/31/96 (with deduction of sales charge)

Total Return from August 5, 1996 (inception), to December 31, 1996. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000/15.75 = 63.4921 shares.

Ending value of initial investment at December 31, 1996, NAV price = 63.4921 shares x 15.32 = $972.70.

Ending value of shares  received  from  reinvestment  of all  dividends at NAV =
1.8443 shares x 15.32 = $28.25.

Total ending redeemable value:              972.70
                                        +    28.25
                                          --------
                                          1,000.95

Total Return:                   1,000.95 - 1,000 = .95
                                       .95/1,000 = .001 or .1%

                                                         Item 24.b. Exhibit (16)

                             AGGREGATE TOTAL RETURN


CORPORATE BOND SERIES CLASS B
For the period of 10/19/93/95 to 12/31/95 (with deduction of 4% CDSC charge)

     Initial Investment                  =                            $1,000.00
     Ending Value Of Investment          =                               995.07
                                                                       --------
     Net Increase In Value               =                            $   (4.93)

Total Return -      net increase         =       (4.93)  =  (0.5%)
                 ------------------             --------
                 initial investment      =      1,000.00


U.S. GOVERNMENT SERIES CLASS B
For the period of 10/19/93/95 to 12/31/95 (with deduction of 4% CDSC  charge)

     Initial Investment                  =                            $1,000.00
     Ending Value Of Investment          =                               995.07
                                                                       --------
     Net Increase In Value               =                            $   (4.93)

Total Return -      net increase         =       (4.93)  =  (0.5%)
                 ------------------             --------
                 initial investment      =      1,000.00

LIMITED MATURITY BOND SERIES - CLASS B
For the period of 01/17/95 to 12/31/95 (with deduction of 5% CDSC  charge)

     Initial Investment                  =                            $1,000.00
     Ending Value Of Investment          =                             1,071.70
                                                                       --------
     Net Increase In Value               =                            $   71.70

Total Return -      net increase         =        71.70  =  (0.5%)
                 ------------------             --------
                 initial investment      =      1,000.00

GLOBAL AGGRESSIVE BOND SERIES - CLASS B
For the period of 06/01/95 to 12/31/95 (with deduction of 5% CDSC  charge)

     Initial Investment                  =                            $1,000.00
     Ending Value Of Investment          =                             1,018.69
                                                                       --------
     Net Increase In Value               =                            $   18.69

Total Return -      net increase         =        18.69  =   1.87%
                 ------------------             --------
                 initial investment      =      1,000.00

                                                         Item 24.b. Exhibit (16)

                             AGGREGATE TOTAL RETURN


HIGH YIELD SERIES CLASS B

For the period of 8/05/96 to 12/31/96 (with deduction of 5% CDSC charge)

Total Return from August 5, 1996 (inception), to December 31, 1996. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000/15.00 = 66.667 shares.

Ending value of initial investment at December 31, 1996, NAV price = 66.667 shares x 15.32 = $1,021.34

Ending value of shares  received  from  reinvestment  of all  dividends at NAV =
1.807 shares x 15.32 = $27.68.

Contingent deferred sales charge = 1,000 x .05 = $50.00.

Total ending redeemable value:            1,021.34
                                             27.68
                                        +   (50.00)
                                          --------
                                            999.02

Total Return:                   999.02 - 1,000 = (.98)
                                   (.98)/1,000 = -.10%


HIGH YIELD SERIES CLASS B

For the period of 8/05/96 to 12/31/96 (without deduction of 5% CDSC charge)

Ending value of initial investment at December 31, 1996, NAV price = 66.667 shares x 15.32 = $1,021.34

Ending value of shares  received  from  reinvestment  of all  dividends at NAV =
1.807 shares x 15.32 = $27.68.

Total ending redeemable value:            1,021.34
                                        +    27.68
                                          --------
                                          1,049.02

Total Return:                   1,049.02 - 1,000 = 49.02
                                     49.02/1,000 = .04902 or 4.90%

                                                         Item 24.b. Exhibit (16)

                             AGGREGATE TOTAL RETURN


U.S. GOVERNMENT SERIES (Class A Shares) Quotation of Total Return for the Period of December 31, 1985, through December 31, 1995 (without deduction of the sales charge).

                         Initial Investment = $1,000.00

           ENDING    BEGINNING    INCREASE    INCREASE     BEGINNING       %
           VALUE       VALUE      IN VALUE    IN VALUE       VALUE      INCREASE

Year 1     1,091   -   1,000   =     91          91     /    1,000   =    9.1%
Year 2     1,132   -   1,091   =     41          41     /    1,091   =    3.7%
Year 3     1,203   -   1,132   =     71          71     /    1,132   =    6.2%
Year 4     1,344   -   1,203   =    141         141     /    1,203   =   11.8%
Year 5     1,476   -   1,344   =    132         132     /    1,344   =    9.8%
Year 6     1,679   -   1,476   =    203         203     /    1,476   =   13.8%
Year 7     1,763   -   1,679   =     84          84     /    1,679   =    6.0%
Year 8     1,970   -   1,763   =    207         207     /    1,763   =   11.8%
Year 9     1,841   -   1,970   =   (129)       (129)    /    1,970   =   (6.5%)
Year 10    2,244   -   1,841   =    403         403     /    1,841   =   21.9%

                                                         Item 24.b. Exhibit (16)

                             AGGREGATE TOTAL RETURN


CORPORATE BOND SERIES (Class A Shares) Quotation of Total Return for the Period of December 31, 1985, through December 31, 1994 (without deduction of the sales charge).

                         Initial Investment = $1,000.00

           ENDING    BEGINNING    INCREASE    INCREASE     BEGINNING       %
           VALUE       VALUE      IN VALUE    IN VALUE       VALUE      INCREASE

Year 1     1,110   -   1,000   =    110         110     /    1,000   =   11.0%
Year 2     1,154   -   1,110   =     44          44     /    1,110   =    4.0%
Year 3     1,229   -   1,154   =     75          75     /    1,154   =    6.5%
Year 4     1,351   -   1,229   =    122         122     /    1,229   =    9.9%
Year 5     1,440   -   1,351   =     89          89     /    1,351   =    6.6%
Year 6     1,672   -   1,440   =    232         232     /    1,440   =   16.1%
Year 7     1,822   -   1,672   =    150         150     /    1,672   =    9.0%
Year 8     2,072   -   1,822   =    250         250     /    1,822   =   13.7%
Year 9     1,901   -   1,918   =   (171)       (171)    /    2,072   =   (8.3%)
Year 10    2,248   -   1,901   =    347         347     /    1,901   =   18.2%

                                                         Item 24.b. Exhibit (16)

                             AGGREGATE TOTAL RETURN


LIMITED MATURITY BOND SERIES (Class A Shares) Quotation of Total Return for the Period of January 17, 1995 (date of inception) through December 31, 1995 (without deduction of the sales charge).

                         Initial Investment = $1,000.00

           ENDING    BEGINNING    INCREASE    INCREASE     BEGINNING       %
           VALUE       VALUE      IN VALUE    IN VALUE       VALUE      INCREASE

Year 1     1,130  -    1,000   =    130         130     /    1,000   =   13.0%

                                                         Item 24.b. Exhibit (16)

                             AGGREGATE TOTAL RETURN


GLOBAL AGGRESSIVE BOND SERIES (Class A Shares) Quotation of Total Return for the Period of June 1, 1995, (date of inception) through December 31, 1995 (without deduction of the sales charge).

                         Initial Investment = $1,000.00

           ENDING    BEGINNING    INCREASE    INCREASE     BEGINNING       %
           VALUE       VALUE      IN VALUE    IN VALUE       VALUE      INCREASE

Year 1     1,073  -    1,000   =     73          73     /    1,000   =    7.3%

                                                         Item 24.b. Exhibit (16)

                             AGGREGATE TOTAL RETURN


CORPORATE BOND SERIES (Class B Shares) Quotation of Total Return for the Period of October 19, 1993, (date of inception) through December 31, 1995 (without deduction of the CDSC charge).

                         Initial Investment = $1,000.00

           ENDING    BEGINNING    INCREASE    INCREASE     BEGINNING       %
           VALUE       VALUE      IN VALUE    IN VALUE       VALUE      INCREASE

Year 1       970  -    1,000   =    (30)        (30)    /    1,000   =   (3.0%)
Year 2       883  -      970   =    (87)        (87)    /      970   =   (9.0%)
Year 3     1,035  -      883   =    152         152     /      883   =   17.2%

                                                         Item 24.b. Exhibit (16)

                             AGGREGATE TOTAL RETURN


LIMITED MATURITY BOND SERIES (Class B Shares) Quotation of Total Return for the Period of October 19, 1993, (date of inception) through December 31, 1995 (without deduction of the CDSC charge).

                         Initial Investment = $1,000.00

           ENDING    BEGINNING    INCREASE    INCREASE     BEGINNING       %
           VALUE       VALUE      IN VALUE    IN VALUE       VALUE      INCREASE

Year 1     1,122  -    1,000   =    122         122     /    1,000   =   12.2%

                                                         Item 24.b. Exhibit (16)

                             AGGREGATE TOTAL RETURN


U.S. GOVERNMENT SERIES (Class B Shares) Quotation of Total Return for the Period of October 19, 1993, (date of inception) through December 31, 1995 (without deduction of the CDSC charge).

                         Initial Investment = $1,000.00

           ENDING    BEGINNING    INCREASE    INCREASE     BEGINNING       %
           VALUE       VALUE      IN VALUE    IN VALUE       VALUE      INCREASE

Year 1       977  -    1,000   =    (23)        (23)    /    1,000   =   (2.3%)
Year 2       904  -      977   =    (73)        (73)    /      977   =   (7.5%)
Year 3     1,094  -      904   =    190         190     /      904   =   21.0%

                                                         Item 24.b. Exhibit (16)

                             AGGREGATE TOTAL RETURN


GLOBAL AGGRESSIVE BOND SERIES (Class B Shares) Quotation of Total Return for the Period of October 19, 1993, (date of inception) through December 31, 1995 (without deduction of the CDSC charge).

                         Initial Investment = $1,000.00

           ENDING    BEGINNING    INCREASE    INCREASE     BEGINNING       %
           VALUE       VALUE      IN VALUE    IN VALUE       VALUE      INCREASE

Year 1     1,069  -    1,000   =     69          69     /    1,000   =    6.9%